UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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AVALON HOLDINGS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AVALON HOLDINGS CORPORATION

Notice of Annual Meeting of Shareholders April 27, 2006 and Proxy Statement

Avalon Holdings Corporation · One American Way • Warren, Ohio 44484-5555

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 27, 2006

To the Shareholders of Avalon Holdings Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Avalon Holdings Corporation will be held at the Avalon Golf and Country Club at Squaw Creek, located at 761 Youngstown-Kingsville Road, Vienna, Ohio, on Thursday, April 27, 2006, at 10:00 A.M., local time, for the following purposes:

1.	To elect five Directors, two of whom will be Class A Directors elected by the holders of Class A Common Stock, and three of whom will be Class B Directors elected by the holders of Class B Common Stock, such Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified; and

2.	To transact such other business as may properly come before the meeting and any adjournment thereof;

all in accordance with the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on Friday, March 3, 2006, as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof. Only those shareholders of record at the close of business on such date will be entitled to vote at the meeting or any adjournment thereof.

Your prompt action in sending in your proxy will be greatly appreciated. An envelope is provided for your use which requires no postage if mailed in the United States. If you have more than one shareholder account, you are receiving a proxy for each account. Please vote, date, sign and mail all proxies you receive.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ted Wesolowski
Ted Wesolowski
Secretary

Warren, Ohio

March 20, 2006

IMPORTANT:

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHICH ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

APRIL 27, 2006

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Avalon Holdings Corporation (the “Company”) of proxies in the form enclosed herewith to be voted at the Annual Meeting of Shareholders to be held at the Avalon Golf and Country Club at Squaw Creek, located at 761 Youngstown-Kingsville Road, Vienna, Ohio, on Thursday, April 27, 2006, at 10:00 A.M., local time, and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is being sent to each holder of the issued and outstanding shares of Class A Common Stock, $.01 par value, (“Class A Common Stock”) and Class B Common Stock, $.01 par value, (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) of the Company entitled to vote at the meeting in order to furnish information relating to the business to be transacted at the meeting. The Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2005, including financial statements, is being mailed to shareholders, together with this Proxy Statement and the accompanying form of proxy, beginning on or about March 24, 2006.

Any shareholder giving a proxy will have the right to revoke it at any time prior to the voting thereof by giving written notice to the Secretary of the Company, by voting in person at the Annual Meeting, or by execution of a subsequent proxy provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Shares of Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no applicable instructions are indicated, in favor of the Directors named therein. The persons named in the enclosed form of proxy are authorized to vote, in their discretion, upon such other business as may properly come before the meeting and any adjournment thereof. Only those shares represented at the Annual Meeting in person or by proxy shall be counted for purposes of determining the number of votes required for any proposals upon which shareholders of the Company shall be called upon to vote. Abstentions and “broker non-votes” shall not be counted as votes for or against any matter upon which shareholders of the Company shall be called upon to vote. The Articles of Incorporation of the Company do not permit cumulative voting in the election of Directors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on March 3, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof. At the Annual Meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors (“Class A Directors”) and the holders of Class B Common Stock will be entitled, as a class, to elect three Directors (“Class B Directors,” and together with the Class A Directors, the “Directors”).

Except for the election of Directors and as otherwise required by the provisions of the Company’s Articles of Incorporation or by law, holders of the Class A Common Stock and Class B Common Stock will vote or consent as a single class on all matters with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share. In the event that the outstanding shares of Class B Common Stock constitute less than 50% of the total voting power of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, the holders of the Class A Common Stock (one vote per share) and Class B Common Stock (ten votes per share) will vote as a single class for the election of Directors. At the close of business on March 3, 2006, the Company had outstanding 3,190,786 shares of Class A Common Stock entitling the holders thereof to 3,190,786 votes in the aggregate and 612,545 shares of Class B Common Stock entitling the holders thereof to 6,125,450 votes in the aggregate.

Each share of Class B Common Stock is convertible at any time, at the option of the shareholder, into one share of Class A Common Stock. Shares of Class B Common Stock are also automatically converted into shares of Class A Common Stock on the transfer of such shares to any person other than the Company, another holder of Class B Common Stock or a “Permitted Transferee” as defined in the Company’s Articles of Incorporation. The Class A Common Stock is not convertible.

The following table sets forth information with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by each person known to the Company to be the beneficial owner of more than five percent of either class of Common Stock. This information is as of February 16, 2006, unless noted that it is based upon Schedules 13-D or 13-G filed with the Securities and Exchange Commission (the “Commission”).

	Beneficially Owned as of February 16, 2006
	Class A Common Stock		Class B Common Stock		Percent of all Common Stock	Percent of Total Voting Power
Name	Number of Shares	Percent of Class	Number of Shares	Percent of Class
Ronald E. Klingle (1)(2)	170,417	5.3%	611,133	99.8%	20.5%	67.4%

Advisory Research, Inc. (6) 180 North Stetson St., Suite 5500 Chicago, IL 60601	474,700	14.9	—	—	12.5	5.1

Anil C. Nalluri, M.D., Inc. Profit Sharing Plan and Trust (4)(5) c/o Anil C. Nalluri, M.D., Inc. 5500 Market Street, Suite 128 Youngstown, OH 44512	404,044	12.7	—	—	10.6	4.3

Lourde John Constable (3) 41 Leopard Road, Suite 202 Paoli, PA 19301	208,046	6.5	—	—	5.5	2.2

Constable Group, LLC (3) Constable Managing Partners, L.P. (3) Constable Partners, L.P. (3) 41 Leopard Road, Suite 202 Paoli, PA 19301	195,496	6.1	—	—	5.1	2.1

Raffles Associates, L.P. (4) 450 Fashion Avenue, Suite 509 New York, New York 10123	199,400	6.2	—	—	5.2	2.1

Moloco Capital Partners LLC (7) Moloco Value Fund, L.P. (7) 346 Rheem Boulevard, Suite 210 Moraga, California 94556	167,629	5.3	—	—	4.4	1.8

(1)	Includes 14,296 shares of Class B Common Stock owned by Mr. Klingle’s spouse, the beneficial ownership of which is disclaimed. Includes 1,067 shares of Class A Common Stock held by Mr. Klingle in the Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (including 397 shares held by Mr. Klingle’s spouse, the beneficial ownership of which Mr. Klingle disclaims). Mr. Klingle has sole voting power and sole investment power over 170,020 shares of Class A Common Stock and 596,837 shares of Class B Common Stock.

(2)	Ronald E. Klingle is an employee, executive officer and director of the Company. The address for Mr. Klingle is c/o Avalon Holdings Corporation, One American Way, Warren, Ohio 44484-5555.
(3)	Each named security holder, except Mr. Constable, has shared voting power and shared investment power over all of the shares listed. Under the rules of the Commission, Mr. Constable is deemed to be the beneficial owner of the shares owned by Constable Group, LLC, Constable Managing Partners, L.P., and Constable Partners, L.P. Mr. Constable has sole voting power and sole investment power over 12,550 shares and shared voting power and investment power over 195,496 shares. This information is based upon Schedule 13-D filed with the Commission on June 3, 2005.
(4)	Each named security holder has sole voting power and sole investment power over all of the shares listed.
(5)	Based upon information contained in Schedule 13-D filed with the Commission on October 18, 2004.
(6)	Based upon information contained in Schedule 13-G filed with the Commission on February 16, 2006.
(7)	Moloco Value Fund, L.P.’s sole power to vote or dispose of the Avalon Holdings Corporation shares owned by the Moloco Value Fund, L.P. (“Moloco”) is solely exercised by Moloco Capital Partners LLC (“MCP”), the general partner of Moloco, at the direction of the managing members of MCP, Mr. Darryl B. Chan and Mr. Kevin J. Lyons. To this extent and solely in their capacity as managing members of MCP, Mr. Chan and Mr. Lyons may be deemed to have shared power to vote or direct the vote and the shared power to dispose or direct the disposition of the 167,629 Avalon Holdings Corporation shares owned by Moloco. This information is contained in Schedule 13-D filed with the Commission on February 16, 2006.

ELECTION OF DIRECTORS

It is intended that the proxies will be voted for the election of the five nominees named below to hold office as Directors until the next succeeding annual shareholders’ meeting and until their respective successors are duly elected and qualified. Specifically, the holders of Class A Common Stock are entitled, as a class, to elect two Class A Directors and the holders of Class B Common Stock are entitled, as a class, to elect three Class B Directors. It is the intention of the persons named in the enclosed forms of proxy to vote such proxies as specified and if no specification is made, to vote such proxies for the election as Directors of the nominees for Class A Directors and Class B Directors listed below. All such nominees have consented to serve if elected. While management has no reason to believe that any of the nominees will not be available to serve as a Director, if for any reason any of them should become unavailable, the proxies will be voted for such substitute nominees as may be designated by the Board of Directors. The two nominees for Class A Directors receiving the greatest number of votes from the holders of shares of Class A Common Stock eligible to be cast at the meeting will be elected Class A Directors; and, the three nominees for Class B Directors receiving the greatest number of votes from the holders of shares of Class B Common Stock eligible to be cast at the meeting will be elected Class B Directors.

Set forth below is certain information about the nominees for Class A Directors and Class B Directors:

Name	Age	Director Since	Title	Term
Nominees for Class A Directors:
Thomas C. Kniss	50	2003	Director	1 year
Stephen L. Gordon	64	1998	Director	1 year

Nominees for Class B Directors:
Ronald E. Klingle	58	1998	Chairman of the Board, Chief Executive Officer and a Director	1 year
Ted Wesolowski	54	2002	Secretary and Director	1 year
Robert M. Arnoni	50	1998	Director	1 year

Set forth below is information concerning each nominee for election as a director, including such nominee’s principal occupation.

Thomas C. Kniss has been a director of the Company since November 2003. Mr. Kniss has been a certified public accountant since 1979 and was a founder of the certified public accounting firm of Kniss Kletzli & Associates, P.C. in 1992. Mr. Kniss received his Bachelor of Science degree in Accounting from Saint Vincent College in 1977.

Stephen L. Gordon has been a director of the Company since June 1998. He has been a partner in the law firm of Beveridge & Diamond, P.C. since 1982. Mr. Gordon received his Bachelor of Arts degree from Rutgers University and his Doctor of Jurisprudence degree from the University of Pennsylvania.

Ronald E. Klingle has been a director and Chairman of the Board of the Company since June 1998. He was Chief Executive Officer from June 1998 until December 2002. He resumed the position of Chief Executive Officer on March 15, 2004. Mr. Klingle has over 30 years of environmental experience and received his Bachelor of Engineering degree in Chemical Engineering from Youngstown State University. Mr. Klingle is the spouse of Frances R. Klingle who is the Chief Administrative Officer of the Company.

Ted Wesolowski has been a director of the Company since April 2002. Mr. Wesolowski was Chief Executive Officer and President of the Company from January 2003 until March 15, 2004. Mr. Wesolowski resigned as Chief Executive Officer and President on March 15, 2004, but has continued to serve as Secretary of the Company and as a director subsequent to his resignation. Prior to serving as Chief Executive Officer and President of the Company, Mr. Wesolowski was a co-founder of Babst, Calland, Clements & Zomnir, P.C., and had been with the Pittsburgh, Pennsylvania-based law firm since its inception in 1986. Mr. Wesolowski returned to his position with the law firm after his resignation from the Company. He received his Bachelor of Science degree from The Pennsylvania State University and his Doctor of Jurisprudence degree from The University of Pittsburgh.

Robert M. Arnoni has been a director of the Company since June 1998. He is currently President of the Arnoni Development Company, Inc. From 1985 to August 1996, Mr. Arnoni was President and Chief Executive Officer of The Arnoni Group, a management company for various solid waste collection, transportation and disposal operations. Mr. Arnoni has over 20 years experience in the solid waste industry.

STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth information as of February 16, 2006, with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by: (i) the Company’s directors, including nominees, and certain named officers of the Company, and (ii) all executive officers and directors, including nominees, as a group. See “Voting Securities and Principal Holders Thereof.”

	Beneficially Owned as of February 16, 2006
	Class A Common Stock			Class B Common Stock		Percent of all Common Stock		Percent of Total Voting Power
Name	Number of Shares	Percent of Class		Number of Shares	Percent of Class
Ronald E. Klingle (1)(3)	170,417	5.3%		611,133	99.8%	20.5%		67.4%
Thomas C. Kniss	—	—		—	—	—		—
Robert M. Arnoni	20,200		*	—	—		*		*
Stephen L. Gordon	—	—		—	—	—		—
Ted Wesolowski	—	—		—	—	—		—
Frank Lamanna (2)	12		*	—	—		*		*
Frances R. Klingle (2)	397		*	14,296	2.3		*	1.5
All executive officers, directors and nominees for directors as a group (8 persons) (4)	190,629	6.0%		611,133	99.8%	21.1%		67.6%

*	Less than one percent.
(1)	Mr. Klingle is an employee, executive officer and director of the Company.
(2)	Each of these individuals is an employee and executive officer of the Company.
(3)	Includes 14,296 shares of Class B Common Stock owned by Mr. Klingle’s spouse, the beneficial ownership of which is disclaimed. Includes 1,067 shares of Class A Common Stock held in the Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (including 397 shares held by Mr. Klingle’s spouse, the beneficial ownership of which Mr. Klingle disclaims). Mr. Klingle has sole voting power and sole investment power over 170,020 shares of Class A Common Stock and 596,837 shares of Class B Common Stock.
(4)	In determining the number of shares held by executive officers and directors as a group, shares beneficially owned by more than one executive officer or director have been counted only once.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors has established four standing committees to assist in the discharge of its responsibilities. These are the Executive, Audit, Option Plan and Compensation Committees. The Board as a whole nominates directors for election. During 2005, the Board of Directors had 8 meetings.

Each incumbent Director acted pursuant to all written consents without formal meeting and attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board on which the respective Directors served during 2005.

The Executive Committee, subject to the restrictions of the Ohio General Corporation Law, may exercise the authority of the Board of Directors in the management of the business and affairs of the Company during intervals between meetings of the Board. During 2005, the Executive Committee held no meetings. The Executive Committee consists of three members, as follows: Messrs. Klingle (Chairman), Wesolowski and Gordon.

The Audit Committee is responsible for recommending the firm of independent accountants to be engaged to audit the Company’s financial statements, reviewing the scope and results of the audit with the independent accountants, reviewing with management and the independent accountants the Company’s interim and year-end operating results, considering the adequacy of the internal accounting controls and procedures of the Company and reviewing the non-audit services to be performed by the independent accountants. During 2005, the Audit Committee held four meetings. The Audit Committee consists of three members, as follows: Messrs. Kniss (Chairman), Arnoni and Gordon. The Board of Directors has determined that each member of the Audit Committee is independent as defined by the Securities and Exchange Commission and American Stock Exchange. The Board of Directors has identified Mr. Kniss as the Audit Committee financial expert. The Company has adopted a formal written Audit Committee Charter. The Audit Committee reviews and reassesses the adequacy of the formal written charter on an annual basis.

The Compensation Committee is responsible for reviewing and establishing the compensation arrangements for employees of the Company, including the salaries and bonuses of top management. During 2005, the Compensation Committee held no meetings. The Compensation Committee consists of three members, as follows: Messrs. Klingle (Chairman), Wesolowski and Arnoni.

The Option Plan Committee determines grants of options to purchase shares under the Company’s 1998 Long-Term Incentive Plan (the “Plan”) based on recommendations made by the Company’s Compensation Committee. During 2005, the Option Plan Committee held no meetings. The Option Plan Committee consists of three members, as follows: Messrs. Kniss (Chairman), Arnoni and Gordon.

Avalon Holdings Corporation is a controlled company as defined by the American Stock Exchange company guide because over 50% of the voting power of the Company is held by Mr. Klingle. As such, the Company does not have a Nominating Committee and the members of the Company’s Compensation Committee are not all independent.

Compensation Committee Interlocks and Insider Participation

Ronald E. Klingle served as Chairman of the Compensation Committee and was an executive officer of the Company during 2005. Furthermore, during 2005, Mr. Klingle was Chief Executive Officer and/or director of various directly or indirectly wholly owned subsidiaries of the Company.

No members of the Compensation Committee serve on a compensation committee or other board committees performing equivalent functions for any other entity other than a directly or indirectly wholly owned subsidiary of the Company.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2005 Annual Report on SEC Form 10-K with the Company’s management and independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principals generally accepted in the United States of America.

The Audit Committee discussed with the Company’s independent auditors, Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with Grant Thornton LLP, their independence from the Company and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Thomas C. Kniss (Chairman)

Stephen L. Gordon

Robert M. Arnoni

Board Committee Reports on Executive Compensation

Compensation Committee Report. The Company maintains a cash compensation program which is designed to motivate, retain and attract management and is comprised of salaries and bonuses. Under the Company’s program, the cash compensation of executive officers of the Company is dependent, in part, on discretionary bonuses which take into account the past performance and potential of the executive officer.

Mr. Klingle is the Chairman of the Board and Chairman of the Compensation Committee. Ongoing executive officer compensation is determined subjectively, in that the Chairman of the Compensation Committee provides recommendations to the Compensation Committee for the proposed remuneration of the Company’s officers based on his evaluation of those individuals’ performance, any change in their responsibilities and their potential to contribute to the success of the Company. No specific weights have been assigned to these factors by the Committee. The basis upon which the compensation of the Chief Executive Officer of the Company for the last completed fiscal year was determined was generally the same as for other executive officers, with the exception of Mr. Kenneth J. McMahon, Chief Executive Officer of American Waste Management Services, Inc. (“AWMS”), a wholly owned subsidiary of the Company. In order to provide an incentive for Mr. McMahon to grow and increase the profitability of AWMS, Mr. McMahon receives, as a bonus, ten percent of the income before taxes. In 2005, AWMS increased net operating revenues by 13.4% or $3.2 million and income before taxes by 26% or $.5 million.

Avalon is a controlled company because over 50% of the voting power is held by Mr. Klingle. Although the Company’s executive compensation program is established by the Compensation Committee of the Board of Directors, which is currently composed of the below-named directors, from time to time the Compensation Committee and the Board of Directors as a whole discuss, generally, the reasonableness of the amounts of compensation received by the Chief Executive Officer and the other executive officers.

The Compensation Committee recommended and the Board of Directors approved a discretionary contribution to the Company’s 401(k) Profit Sharing Plan for 2005 in the amount of two percent of each participant’s cash compensation subject to Internal Revenue Code limitations.

Section 162(m) of the Internal Revenue Code addresses the nondeductibility for federal income tax purposes of certain compensation in excess of $1 million paid to an employee during the taxable year. As it is highly unlikely that any executive officer or other employee of the Company will be awarded compensation in excess of $1 million in the foreseeable future, the Compensation Committee has not established a policy with respect to the nondeductibility of such employee compensation.

The Compensation Committee believes that the Chief Executive Officer, as well as the other executive officers of the Company, are dedicated to achieving significant improvements in the Company’s long-term financial performance and that the compensation policies, plans and programs implemented by the Company contribute to achieving this management focus.

COMPENSATION COMMITTEE

Ronald E. Klingle (Chairman)

Ted Wesolowski

Robert M. Arnoni

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Executive Officers

The following information sets forth the compensation of the Company’s Chief Executive Officer and the Company’s three most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of December 31, 2005; in each case for services rendered in all capacities to the Company and its subsidiaries during the fiscal year ended December 31, 2005. The Company had only three executive officers in 2005 which met the reporting requirement for disclosure in the Summary Compensation Table.

SUMMARY COMPENSATION TABLE (1)

	Year	Annual Compensation (2)			Long Term Compensation
					Awards		Payouts	All Other Compen- sation (3)
Name and Principal Position		Salary	Bonus	Other Annual Compensation	Restricted Stock Awards	Options/ SARs (Shares)	LTIP Payouts
Ronald E. Klingle Chairman of the Board, and Chief Executive Officer	2005 2004 2003	$160,000 160,000 160,000	$10,000 260,000 20,000	— — —	— — —	— — —	— — —	$3,400 4,100 3,600

Frances R. Klingle Chief Administrative Officer	2005 2004 2003	95,000 95,000 95,000	8,000 57,500 —	— — —	— — —	— — —	— — —	2,060 3,050 1,900

Frank Lamanna Chief Financial Officer, Treasurer and Assistant Secretary	2005 2004	100,000 92,500	8,000 7,500	— —	— —	— —	— —	2,160 2,000

Kenneth J. McMahon Chief Executive Officer, American Waste Management Services, Inc.	2005 2004 2003	130,000 130,000 130,000	239,342 97,535 40,000	— — —	— — —	— — —	— — —	4,200 4,100 3,400

(1)	Does not include the value of certain non-cash compensation to the named individuals which did not exceed the lesser of $50,000 or 10% of such individuals’ total annual salary and bonus shown in the table.
(2)	Includes salary and/or bonuses deferred pursuant to Section 401(k) of the Internal Revenue Code.
(3)	Reflects contributions to be made on behalf of the named executive officer pursuant to the provisions of the Company’s 401(k) Profit Sharing Plan.

Option Grants in Last Fiscal Year

There were no options granted during 2005.

Compensation of Directors

Each of the Company’s directors who is not an officer or employee of the Company is entitled to receive a retainer fee of $20,000 per year for Board of Directors membership and a fee of $1,000 for attendance at each Board of Directors meeting (or committee meeting held on a separate day). Officers and employees who serve as directors are not compensated for their services as directors. In accordance with the Avalon Holdings Corporation 1998 Long-Term Incentive Plan, non-employee directors are entitled to receive grants of options to purchase shares of Class A Common Stock as determined by the Board of Directors. All directors are reimbursed for expenses incurred in attending Board of Directors meetings and committee meetings.

Performance Graph

The following line graph compares the yearly percentage change in the Company’s cumulative total shareholder return on its Class A Common Stock for the year 2001, 2002, 2003, 2004 and 2005 with the cumulative total return of both the Amex Market Value Index and the Russell 2000 Index.

	December 31, 2000	December 31, 2001	December 31, 2002	December 31, 2003	December 31, 2004	December 31, 2005
Avalon Holdings Corporation
Class A Common Stock	$100.00	$103.64	$72.73	$95.64	$114.91	$170.18
Amex Market Value Index	$100.00	$88.73	$75.76	$108.19	$128.37	$142.31
Russell 2000 Index	$100.00	$102.49	$81.49	$120.00	$142.00	$148.46

The Company’s Class A Common Stock performance shown by the above graph is not necessarily indicative of future stock performance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Ted Wesolowski is a director and was Chief Executive Officer and President of the Company from January 1, 2003 until March 15, 2004. Mr. Wesolowski is a shareholder and co-founder of the Pittsburgh, Pennsylvania law firm of Babst, Calland, Clements & Zomnir, P.C. which rendered legal services to the Company during 2005.

INDEPENDENT PUBLIC ACCOUNTANTS

The appointment of an independent public accountant is approved annually by the Board of Directors based on the recommendation of the Audit Committee. Grant Thornton LLP has served as independent public accountant of the Company since 1999. Representatives of Grant Thornton LLP will be present at the Annual Meeting of Shareholders and will be given an opportunity to make a statement if they desire to do so and will respond to appropriate questions from shareholders.

The aggregate fees billed to the Company for the year ended December 31, 2005 and 2004 by Grant Thornton LLP are as follows:

	Year Ended December 31,
	2005	2004
Audit fees	$68,900	$97,000
Audit-related fees	$—	$—
Tax fees	$—	$—
All other fees	$7,700	$15,500

The amount shown for “Audit fees” also includes fees relating to quarterly reviews of unaudited financial statements, and the amount shown for “All other fees” in 2005 relates to the audit of the Company’s 401(k) profit sharing plan. The amount shown for “All other fees” in 2004 relates to the audit of the Company’s 401(k) profit sharing plan and providing Sarbanes-Oxley information.

PRE-APPROVAL POLICY REGARDING INDEPENDENT AUDITORS

It is the Audit Committee’s policy to pre-approve all audit and non-audit services performed by Avalon’s independent auditors, Grant Thornton LLP. The Audit Committee pre-approved all services provided by Grant Thornton LLP in 2005.

COMPLIANCE WITH SECTION 16(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, its executive officers and persons holding more than 10 percent of a class of the Company’s equity securities, to file with the Commission, the American Stock Exchange and the Company, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These officers, directors and greater than 10 percent shareholders are required by the Commission’s regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, all such Section 16(a) reports are filed.

ANNUAL REPORT TO SHAREHOLDERS

The Company has enclosed its Annual Report to Shareholders for the Company and its subsidiaries for the year ended December 31, 2005, including financial statements reflecting the financial position and results of operations of the Company and its subsidiaries for that year. The Annual Report is not deemed to have been filed with the Commission and such report is not incorporated in this Proxy Statement nor is it part of this proxy solicitation.

SHAREHOLDER PROPOSALS

Any shareholder proposals which are intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Secretary of the Company at our principal executive offices no later than November 26, 2006. Such proposals must meet the requirements of the Commission to be eligible for inclusion in the Company’s 2007 Proxy Materials.

FORM 10-K REPORT

THE COMPANY FILED ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, WITH THE COMMISSION ON OR ABOUT MARCH 20, 2006. A COPY OF THE REPORT, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES, AND A LIST DESCRIBING ANY EXHIBITS NOT CONTAINED THEREIN, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER. THE EXHIBITS ARE AVAILABLE UPON PAYMENT OF NOMINAL CHARGES WHICH APPROXIMATE THE COMPANY’S COST OF REPRODUCTION OF THE EXHIBITS. WRITTEN REQUESTS FOR COPIES OF THE REPORT OR EXHIBITS SHOULD BE DIRECTED TO THE SECRETARY, AVALON HOLDINGS CORPORATION, ONE AMERICAN WAY, WARREN, OHIO 44484-5555.

OTHER MATTERS

The Board of Directors does not know of any matters or business to be presented for action at the meeting other than as set forth above. The enclosed proxy does, however, confer discretionary authority upon the persons named therein, or their substitutes, to take action with respect to any other matter that may properly be brought before the meeting or any adjournment thereof.

SOLICITATION OF PROXIES

The enclosed form of proxy is solicited by the Board of Directors and the proxies named therein have been designated by the Board of Directors. Shares represented by the proxy will be voted at the meeting and, where a choice has been specified, such shares will be voted in accordance with such specification. If no specification is indicated, the proxies will be voted for the election of the nominees named herein as directors and on other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. The cost of preparing, printing, assembling and mailing will be paid by the Company. In addition to the solicitation of proxies by mail, officers, directors, or other employees of the Company, as yet undesignated, and without additional remuneration, may solicit proxies personally or by other appropriate means, if deemed advisable. The Company will request brokers, banks and other nominees to send proxy material to, and obtain proxies from, the beneficial owners of Common Stock held of record by them and it will reimburse such persons for their expenses in so doing.

We request that you complete, sign, date and return your proxy promptly to ensure that your shares will be voted at the meeting. It is hoped that you will attend the meeting. For your convenience, a self-addressed envelope, which requires no additional postage if mailed in the United States, is enclosed.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ted Wesolowski
Ted Wesolowski
Secretary

Warren, Ohio

March 20, 2006

ANNUAL MEETING OF SHAREHOLDERS OF

AVALON HOLDINGS CORPORATION

April 27, 2006

Class A Common Stock

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯   Please detach along perforated line and mail in the envelope provided.   ¯

■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The Board of Directors recommends a vote FOR the election of the following
nominees:			You are encouraged to specify your choice by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.
NOMINEES:
☐ FOR ALL NOMINEES	m Thomas C. Kniss
m Stephen L. Gordon
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

0                ■

A PROXY	AVALON HOLDINGS CORPORATION

Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting April 27, 2006

The undersigned hereby appoints Ronald E. Klingle and Ted Wesolowski, or either of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Avalon Holdings Corporation to be held at the Avalon Golf and Country Club at Squaw Creek, located at 761 Youngstown-Kingsville Road, Vienna, Ohio, on Thursday, April 27, 2006 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class A Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.

(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

AVALON HOLDINGS CORPORATION

April 27, 2006

Class B Common Stock

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯   Please detach along perforated line and mail in the envelope provided.   ¯

■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The Board of Directors recommends a vote FOR the election of the following
nominees:			You are encouraged to specify your choice by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.
NOMINEES:
☐ FOR ALL NOMINEES	m Ronald E. Klingle
m Ted Wesolowski m Robert M. Arnoni
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

0                ■

B PROXY	AVALON HOLDINGS CORPORATION

Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting April 27, 2006

The undersigned hereby appoints Ronald E. Klingle and Ted Wesolowski, or either of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Avalon Holdings Corporation to be held at the Avalon Golf and Country Club at Squaw Creek, located at 761 Youngstown-Kingsville Road, Vienna, Ohio, on Thursday, April 27, 2006 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class B Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.

(Continued and to be signed on the reverse side)

■	14475 ■

Corporate Election Services

P. O. Box 1150

Pittsburgh, PA 15230

¯ Please fold and detach card at perforation before mailing. ¯

AVALON HOLDINGS CORPORATION PARTICIPATING COMPANIES PROFIT SHARING PLAN AND TRUST (THE “PLAN”)

VOTING INSTRUCTIONS ARE SOLICITED BY PNC BANK, THE PLAN’S TRUSTEE,

FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 27, 2006.

As a Plan Participant, I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement relating to the Annual Meeting of Shareholders of Avalon Holdings Corporation (the “Company”) to be held at the Avalon Golf and Country Club at Squaw Creek, located at 761 Youngstown-Kingsville Road, Vienna, Ohio, on Thursday, April 27, 2006, at 10:00 a.m., local time or at any adjournment thereof, and I hereby instruct PNC Bank, as Trustee under the Plan (the “Trustee”), to vote the shares of Class A Common Stock of the Company relating to my Plan account for which I have the right to give voting directions under the Plan, at such Annual Meeting in the manner set forth hereon. This card must be returned to Corporate Election Services using the enclosed envelope, who will tabulate voting instructions for the Trustee. If this card is not received by Corporate Election Services on or before the close of business on April 20, 2006, the Trustee cannot ensure that your voting instructions will be tabulated and counted. Your voting instructions will be accorded confidential treatment.

Dated: , 2006

Signature

This Voting Instruction Card should be signed exactly as name appears hereon. Please sign, date and return this card promptly in the enclosed envelope.

¯ Please fold and detach card at perforation before mailing. ¯

AVALON HOLDINGS CORPORATION PARTICIPATING COMPANIES PROFIT SHARING PLAN AND TRUST (THE “PLAN”)

VOTING INSTRUCTIONS ARE SOLICITED BY PNC BANK, THE PLAN’S TRUSTEE,

FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 27, 2006.

This Voting Instruction Card, when properly executed, will be voted as directed below. If such card is returned executed with no direction given or if not returned at all, the Trustee shall vote in its absolute discretion.

1.	ELECTION OF DIRECTORS BY THE HOLDERS OF CLASS A COMMON STOCK.

The Board of Directors of the Company recommends a vote FOR the election of the following nominees.

Nominees: Thomas C. Kniss and Stephen L. Gordon

❑	FOR all nominees listed above	❑	WITHHOLD AUTHORITY
	(except as marked to the contrary below)		to vote for all nominees listed above

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ADJOURNMENTS THEREOF.

❑	FOR ❑ AGAINST ❑ ABSTAIN

This Voting Instruction Card continues and must be signed on the reverse side.